                                                                   EXHIBIT 10.24

                AMENDMENT NO. 3 TO REVOLVING CREDIT AGREEMENT


         This Amendment No. 3 to Revolving Credit Agreement (the "Amendment No. 3") is made and entered into effective as of, but not necessarily on, the 13th day of November, 2001, by and among GAINSCO, Inc. ("GAINSCO"), GAINSCO Service Corp. ("GSC") (GSC and GAINSCO being sometimes referred to herein collectively as the "Borrowers"), the Subsidiary Pledgors (as such term is hereinafter defined), and Bank One, NA (the "Lender)

                                   WITNESSETH:

         WHEREAS, the Borrowers and the Lender entered into that certain Revolving Credit Agreement, dated as of November 13, 1998, as amended by that certain First Amendment to Revolving Credit Agreement, dated as of October 4, 1999 ("Amendment No. 1"), as further amended by that certain Amendment No. 2 to Revolving Credit Agreement, dated as of March 23, 2001 ("Amendment No. 2"), and as supplemented by a consent dated April, 13, 2000, a waiver dated October 30, 2000 and a consent dated August 31, 2001 (such Revolving Credit Agreement, as heretofore amended, modified and supplemented, being referred to herein as the "Credit Agreement").

         WHEREAS, Certain of the direct or indirect subsidiaries of the Borrowers have (i) heretofore executed and delivered Security Agreements and/or other collateral documents pursuant to which such subsidiaries have granted liens, security interests or other encumbrances, in favor of the Lender, covering certain of their respective properties, as security for the obligations, indebtedness and liabilities of the Borrowers under or in connection with the Credit Agreement and/or the other Loan Documents, and/or
(ii) guaranteed certain of the obligations, indebtedness and liabilities of the Borrowers under or in connection with the Credit Agreement and/or the other Loan Documents (such subsidiaries being signatory parties hereto and being collectively referred to herein as the "Subsidiary Pledgors").

         WHEREAS, the Borrowers, the Subsidiary Pledgors and the Lender have agreed to further amend the Credit Agreement on the terms and conditions set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, the parties hereto hereby agree as follows:

1. DEFINITIONS. Unless otherwise specifically defined herein, the terms used in this Amendment No. 3 shall have the respective meanings ascribed to such terms in the Credit Agreement.

2. AMENDMENTS TO CREDIT AGREEMENT.

         2.1 Section 1.1 of the Credit Agreement is hereby amended by adding or restating (as the case may be) the following defined terms, which terms shall also have the meanings given below when used in this Amendment No. 3:

                   "Amendment No. 3" shall mean that certain Amendment No. 3 to
             Revolving Credit Agreement dated as of November 13, 2001 between the Borrowers, the Subsidiary Pledgors, and the Lender.

                   "Amendment No. 3 Closing Date" shall mean the date of the
             Amendment No. 3 or such later date as may be agreed to in writing by the Lender.

                   "Amendments" shall mean, collectively, the Amendment No.1, the Amendment No. 2, and this Amendment No. 3.

                   "Available Proceeds" means (a) with respect to any
             disposition, the gross amount of all cash or readily marketable cash equivalents paid or delivered to, or for the account or benefit of, GAINSCO or any Subsidiary, or any of them, (including by way of a cash generating sale or discounting of a note or account receivable) in connection therewith, whether at the time of such disposition or subsequent thereto, or (b) with respect to any issuance of any equity securities of GAINSCO or any Subsidiary (other than to GAINSCO or any Subsidiary), the gross amount of all cash or readily marketable cash equivalents paid or delivered to, or for the account or benefit of, the Borrowers or any Subsidiary, or any of them, in connection therewith, whether at the time of such issuance or subsequent thereto, in all cases without reduction for any legal, title, accounting, recording, placement, commission, investment banking, financial advisory, or other costs, expenses and/or fees and without reduction for any payment(s) on any Indebtedness which is secured by any property, rights or interests subject thereto or which must otherwise be satisfied, in whole or in part, in connection therewith.

                   "Maturity Date" shall mean November 1, 2003, subject to the right of the Lender to accelerate the due date of the outstanding Principal Debt pursuant to the provisions hereof and/or any of the other Loan Documents.

         2.2 Section 2.5 of the Credit Agreement is hereby amended by deleting subsection (b) thereof in its entirety and substituting the following in lieu thereof:

                           "(b) PRINCIPAL PAYMENTS. The unpaid Principal Debt
                  shall be due and payable in installments as follows: (i) $200,000 on the Amendment No. 3 Closing Date, (ii) $500,000 on January 2, 2002, and (iii) $1,000,000 on the first Business Day of each calendar quarter thereafter, beginning on April 1, 2002 and continuing on the first Business Day of each calendar quarter thereafter until the Maturity Date (or such earlier date as the Obligation shall have been fully paid), at which time the remaining Principal Debt, if any, shall be due and payable in full. The foregoing principal payments shall be made in addition to, and without regard to, any other or additional payments and/or prepayment required to be made hereunder or under any of the other Loan Documents, including, without limitation, any mandatory prepayment(s) required to be made pursuant to subsection (d) of this Section 2.5."

         2.3 Section 2.5 of the Credit Agreement is hereby further amended by deleting subsection (d) thereof in its entirety and substituting the following in lieu thereof:

                           "(d) MANDATORY PREPAYMENTS. In addition to any other
                  or additional payments and/or prepayments that may be required hereunder or under any of the other Loan Documents, Borrowers shall prepay the Principal Debt within two Business Days following the issuance of any equity securities (other than pursuant to options heretofore granted to any employee or director of GAINSCO or any of the Subsidiaries) and the receipt of Available Proceeds therefrom by GAINSCO or any Subsidiary (other than to GAINSCO or a Subsidiary) after March 23, 2001 or the sale or other disposition by GAINSCO or any Subsidiary (other than an Insurance Subsidiary) of any of its assets in an amount equal to 50% of the Available Proceeds attributable to any such issuance or disposition, as applicable. Notwithstanding the foregoing, Borrowers shall not be required to prepay the Principal Debt in respect of dispositions (i) of Investments by GAINSCO and its Subsidiaries in the ordinary course of business to the extent that the proceeds thereof are reinvested in Investments permitted under SECTION 7.5, (ii) of obsolete equipment in the ordinary course of business to the extent that the proceeds thereof are used to purchase replacement items within 90 days or (iii) of other items to the extent that the aggregate Available Proceeds therefrom do not exceed $250,000 in any calendar year. Additionally, the following shall not be considered to be sales or dispositions of assets by GAINSCO or any Subsidiary for purposes of this SECTION 2.5(d): (v) the conversion to cash of portfolio securities, issued by a Person other than any of the Companies, by GAINSCO or any Subsidiary,
                  (w) the declaration, making
                  and/or payment of dividends by any Subsidiary to GAINSCO (whether made directly to GAINSCO or through one or more Subsidiaries), (x) transfers of cash between and among GAINSCO and the Subsidiaries that are not Insurance Subsidiaries, made in the ordinary course of business of both the transferee and the transferor, (y) transfers of cash between and among GAINSCO and the Subsidiaries (including the Insurance Subsidiaries), made in the ordinary course of business of both the transferee and the transferor, to the extent that such transfer consists solely of the distribution to an Insurance Subsidiary of insurance premiums and/or commissions attributable to insurance premiums previously remitted to the transferor by, or for the account of, the applicable insurance policyholder(s), or (z) transfers of cash between and among GAINSCO and the Subsidiaries (including the Insurance Subsidiaries), made in the ordinary course of business of both the transferee and the transferor, to the extent that such transfer consists solely of the payment by the transferor of payroll amounts or other costs and expenses attributable to Insurance Subsidiaries and the amounts thereof, in the aggregate, have previously been funded, or will substantially contemporaneously with such transfer be reimbursed to the transferor, by the applicable Insurance Subsidiary(ies)."

         2.4 Section 7.14 of the Credit Agreement is hereby amended to read in its entirety as follows:

                           7.14 SALE AND LEASEBACK. Borrowers shall not, and
                  shall not permit any of the other Companies to, enter into any arrangement with any Person pursuant to which any Company will lease, as lessee, any property which it owned as of the date hereof and which it sold, transferred, or otherwise disposed of to such other Person, except that GAIC may sell its premises at 500 Commerce Street, Fort Worth, Texas 76102 and lease back, as lessee, said premises, provided that such sale and such lease back satisfy the following requirements: (i) the cash portion of the purchase price, payable to GAIC at the closing of the sale transaction in immediately available funds, is at least $5,000,000, (ii) GAIC is the only Company that is liable, in whole or in part, with respect to such lease of such premises, (iii) such lease of such premises is for a term (inclusive of any and all extensions) of not more than eighteen (18) months, and (iv) such lease of such premises is at a lease rate, and contains other terms and conditions, that are commercially reasonable for such premises at the time such lease is entered into by GAIC. A sale of such premises by GAIC in accordance with the foregoing requirements shall not be subject to the mandatory prepayment provisions of SECTION 2.5(d) hereof.

         2.5 The Lender hereby agrees that it will not unreasonably withhold its consent to any proposed sale of any assets of the Borrowers or any Subsidiary if, and to the extent that, (i) no Event of Default or Potential Default would exist at the time of, or after giving effect to, such proposed sale (assuming Lender's consent to such proposed sale), (ii) such sale is to be made to an unaffiliated third party, in an arms-length transaction for fair consideration,
(iii) the consideration to be received by the Borrowers and/or the Subsidiaries, as applicable, in connection with such sale consists entirely of cash, in immediately available funds, and (iv) in connection with each such sale, the Borrowers make the mandatory prepayment of the Principal Debt required by
Section 2.5(d) of the Credit Agreement in a timely manner. The Lender further agrees that, to the extent that all of the foregoing conditions are satisfied in connection with each such sale, the Lender shall release its Liens with respect to the asset(s) covered by such sale(s) without requiring that any additional prepayment (i.e., other than the mandatory prepayment of the Principal Debt required by Section 2.5(d) of the Credit Agreement) of the Principal Debt be made to the Lender.

         2.6 The Credit Agreement is hereby amended by deleting Section 7.21 thereof in its entirety.

         2.7 For purposes of notices and other communications to the Lender under the Credit Agreement and the other Loan Documents, the address of the Lender is hereby changed to the following address:

                     Bank One, NA
                     Managed Assets Division
                     1717 Main Street, 4th Floor
                     Dallas, Texas 75201
                     Attention: C. Dianne Wooley, First Vice President
                     Telephone: (214) 290-2719
                     Facsimile: (214) 290-2740

         2.8 Exhibit "D" to the Credit Agreement is hereby deleted in its entirety and Exhibit "D" hereto is hereby substituted in lieu thereof.

3. LIENS AND SECURITY INTERESTS. In order to induce the Lender to enter into this Amendment No. 3 and in order to secure the payment of the Indebtedness and the performance of the Obligation, the Borrowers and each of the Subsidiary Pledgors hereby grant to the Lender a first lien and security interest upon all Collateral and all other property presently securing all or any portion of the Obligation. Except to the extent that any Subsidiary is precluded by applicable Legal Requirements from doing so, GAINSCO and each Subsidiary shall, prior to December 31, 2001 and from time to time thereafter, execute and deliver to the Lender all security agreements, financing statements, collateral assignments, deeds of trust, guaranties, lien instruments and other collateral documentation which the Lender may reasonably require in order to grant, create, perfect, maintain, continue or otherwise effectuate and/or evidence a perfected, first priority (subject only to Permitted Liens) Lien, in favor of the Lender, in, to and covering all assets of such entities. The terms, provisions and forms of such documents shall be such as are reasonably acceptable to the Lender. The Borrowers and the Subsidiary Pledgors further acknowledge and agree that the failure of GAINSCO and/or any Subsidiary to fully comply in a timely manner with the covenants and agreements of such parties contained herein shall immediately, and without any necessity for notice from the Lender or otherwise and without any cure or grace period (all of which are hereby expressly waived by the Borrowers and the Subsidiary Pledgors), constitute an Event of Default under the Credit Agreement and the other Loan Documents.

4. REPRESENTATIONS AND WARRANTIES. In order to induce the Lender to enter into this Amendment No. 3, the Borrowers and each of the Subsidiary Pledgors hereby represent, warrant, and commit to the Lender as follows:

         (a) The Borrowers and each of the Subsidiary Pledgors have the power and authority to enter into and perform this Amendment No. 3 and all documents and actions required or contemplated hereunder to which they are parties; all actions necessary or appropriate for the execution and performance of this Amendment No. 3 and all documents and actions required or contemplated hereby have been taken; and the Credit Agreement, as amended hereby, and the other Loan Documents constitute the legal, valid, and binding obligations of the Borrowers and the Subsidiary Pledgors, as applicable, enforceable in accordance with their respective terms.

         (b) After giving effect to this Amendment No. 3, none of the Borrowers or any of the Subsidiary Pledgors are in default under or violating any provisions of their respective Articles or Certificates of Incorporation or Bylaws (or other organizational and/or internal governance documentation), and none of the Borrowers or any of the Subsidiary Pledgors are in default under or violating any material provisions of any indenture, mortgage, lien, agreement, contract, deed, lease, loan or credit agreement, note, order, judgment, decree, or other instrument or restriction of any kind or character to which any one or more of them is a party or by which anyone or more of them is bound, or to which any of their respective assets are subject, which default would have a material adverse effect on the ability of any of the Borrowers and/or Subsidiary Pledgors to perform their respective obligations hereunder, thereunder, or under any of the other Loan Documents; and neither the execution and delivery of this Amendment No. 3 nor compliance with the terms, conditions, and provisions hereof will conflict with or result in the breach of, or constitute a default under, any of the foregoing.

         (c) After giving effect to this Amendment No. 3, neither any Event of Default nor any Potential Default exists under, or in connection with, the Credit Agreement or any of the other Loan Documents.

         (d) Each representation and warranty contained in the Credit Agreement and the Amendments is true and correct as of the date of this Amendment No. 3 except as previously disclosed to the Lender in writing.

         (e) Each financial statement of the Companies heretofore furnished to the Lender was prepared in conformity with GAAP and, when read together with the notes thereto, presents fairly the financial condition of the Companies as the date thereof. Since the date of the last such financial statement there has been no materially adverse change in the financial condition or business prospects of the Companies.

         (f) None of the Articles or Certificates of Incorporation or by-laws (or other organizational and/or internal governance documentation) of any of the Companies have been modified, rescinded or revoked since November 13, 1998, except as heretofore disclosed to the Lender in writing or as set forth in certificates delivered to the Lender on the Amendment No. 3 Closing Date, and the same are currently in full force and effect, except as aforesaid.

         (g) The Subsidiary Pledgors and MGA Agency, Inc., a Texas corporation, constitute all of the Subsidiaries (other than Insurance Subsidiaries). Each of the Insurance Subsidiaries is prohibited by applicable Legal Requirement from guaranteeing the Obligation, or any portion thereof, and/or encumbering any of its respective assets as security for the Obligation, or any portion thereof.

6. RELEASE. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN CONSIDERATION OF THE LENDER'S EXECUTION OF THIS AMENDMENT NO. 3, EACH OF THE BORROWERS AND EACH OF THE SUBSIDIARY PLEDGORS, IN EACH CASE ON BEHALF OF ITSELF AND EACH OF THEIR SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE "RELEASORS"), DOES HEREBY FOREVER RELEASE, DISCHARGE AND ACQUIT THE LENDER AND EACH OF ITS PARENT, SUBSIDIARIES AND AFFILIATE CORPORATIONS OR PARTNERSHIPS, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, PARTNERS, TRUSTEES, SHAREHOLDERS, AGENTS, ATTORNEYS AND EMPLOYEES, AND THEIR RESPECTIVE SUCCESSORS, HEIRS AND ASSIGNS (COLLECTIVELY, THE "RELEASEES") OF AND FROM ANY AND ALL CLAIMS, DEMANDS, LIABILITIES, RESPONSIBILITIES, DISPUTES, CAUSES OF ACTION (WHETHER AT LAW OR EQUITY), INDEBTEDNESS AND OBLIGATIONS (COLLECTIVELY, "CLAIMS"), OF EVERY TYPE, KIND, NATURE, DESCRIPTION OR

CHARACTER, INCLUDING, WITHOUT LIMITATION, ANY SO-CALLED "LENDER LIABILITY" CLAIMS OR DEFENSES, AND IRRESPECTIVE OF HOW, WHY OR BY REASON OF WHAT FACTS, WHETHER SUCH CLAIMS HAVE HERETOFORE ARISEN, ARE NOW EXISTING OR HEREAFTER ARISE, OR WHICH COULD, MIGHT, OR MAY BE CLAIMED TO EXIST, OF WHATEVER KIND OR NAME, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, LIQUIDATED OR UNLIQUIDATED, EACH AS THOUGH FULLY SET FORTH HEREIN AT LENGTH, WHICH IN ANY WAY ARISE OUT OF, ARE CONNECTED WITH OR IN ANY WAY RELATE TO ACTIONS OR OMISSIONS WHICH OCCURRED ON OR PRIOR TO THE DATE HEREOF WITH RESPECT TO ANY OF THE RELEASORS, THE OBLIGATION, THIS AMENDMENT NO. 3, THE CREDIT AGREEMENT, ANY LOAN DOCUMENT OR ANY THIRD PARTIES LIABLE IN WHOLE OR IN PART FOR THE OBLIGATION. EACH OF THE RELEASORS FURTHER AGREES TO INDEMNIFY THE RELEASEES AND HOLD EACH OF THE RELEASEES HARMLESS FROM AND AGAINST ANY AND ALL SUCH CLAIMS WHICH MIGHT BE BROUGHT AGAINST ANY OF THE RELEASEES ON BEHALF OF ANY PERSON OR ENTITY, INCLUDING, WITHOUT LIMITATION, OFFICERS, DIRECTORS, AGENTS, TRUSTEES, CREDITORS OR SHAREHOLDERS OF ANY OF THE RELEASORS. FOR PURPOSES OF THE RELEASE CONTAINED IN THIS PARAGRAPH, ANY REFERENCE TO ANY RELEASOR SHALL MEAN AND INCLUDE, AS APPLICABLE, SUCH PERSON'S OR PERSONS' SUCCESSORS AND ASSIGNS, INCLUDING, WITHOUT LIMITATION, ANY RECEIVER, TRUSTEE OR DEBTOR-IN-POSSESSION, ACTING ON BEHALF OF SUCH PARTIES.

7. CONDITIONS PRECEDENT. The effectiveness of this Amendment No. 3 is subject to the satisfaction of the following conditions precedent:

                  (a) Deliveries. The Lender shall have received all of the following (with respect to each such document, instrument or agreement to be delivered hereunder, same shall be dated the Amendment No. 3 Closing Date, unless otherwise indicated herein) in form and substance acceptable to the Lender:

                           (i) Amendment No. 3. The Borrowers and each of the
                  Subsidiary Pledgors shall have executed and delivered to the Lender this Amendment No. 3.

                           (ii) Guaranty Agreement(s). Each Subsidiary Pledgor
                  and MGA Agency, Inc., a Texas corporation, shall have executed and delivered to the Lender a guaranty agreement, in form and substance acceptable to the Lender, pursuant to which each such Subsidiary shall have unconditionally guaranteed the payment and performance of the Obligation of the Borrowers, or either of them, to the Lender.

                           (iii) Notice of Final Agreement. The Borrowers, each
                  of the Subsidiary Pledgors and each other Subsidiary that executes and delivers any Loan Document pursuant to this Amendment No. 3 shall have executed and delivered to the Lender a Notice of Final Agreement in form and substance acceptable to the Lender.

                           (iv) Closing Opinion(s) of Legal Counsel. The Lender
                  shall have received closing opinion(s), in form and substance acceptable to the Lender, of legal counsel for the Borrowers, each of the Subsidiary Pledgors and each other Subsidiary that executes and delivers any Loan Document pursuant to this Amendment No. 3 with respect to such matters as the Lender shall deem appropriate.

                           (v) Amendment Fee. The Borrowers shall have paid to
                  the Lender a fully-earned and non-refundable amendment fee, in the amount of $50,000.00, in connection with this Amendment No. 3.

                           (vi) Attorneys' Fees and Expenses. The costs and
                  expenses (including attorneys' fees) referred to in Section
                  9.3 of the Credit Agreement, to the extent incurred, shall have been paid in full by the Borrowers.

                           (vii) Additional Information. The Lender shall have
                  received such additional approvals, opinions, information, agreements and/or documents as the Lender may reasonably request.

                  (b) No Default. No Event of Default or Default shall be continuing.

                  (c) Representations and Warranties. All of the representations and warranties contained in Section 5 of the Credit Agreement, as amended by the Amendments, and in the other Loan Documents shall be true and correct on and as of the date of this Amendment No. 3 with the same force and effect as if such representations and warranties had been made on and as of such date, except as modified hereby.

8. FURTHER ASSURANCES. The Companies will execute and deliver such writings and take such other actions as the Lender may request from time to time to carry out the intent of the Credit Agreement, this Amendment No. 3 and the other Loan Documents and to perfect or give further assurances of any right granted or provided for therein or herein.

9. RATIFICATION, ETC. The terms and provisions set forth in this Amendment No. 3 shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the other Loan Documents and, except as expressly modified and superseded by this Amendment No.3, the terms and provisions of the Credit Agreement and all other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrowers, the Subsidiary Pledgors and the Lender agree that the

Credit Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

10. SURVIVAL. All representations and warranties made in this Amendment No. 3 or any other Loan Document, including any Loan Document furnished in connection with this Amendment No. 3, shall survive the execution and delivery of this Amendment No. 3 and the other Loan Documents, and no investigation by the Lender or any closing shall affect the representations and warranties or the right of the Lender to rely upon them.

11. AMENDED REFERENCES. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended by the Amendments.

12. NO INVALIDITY. Any provision of this Amendment No. 3 held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment No. 3 and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

13. PERFORMANCE. This Amendment No. 3 and all other Loan Documents executed pursuant hereto shall be deemed to have been made and to be performable in Dallas, Dallas County, Texas.

14. COUNTERPARTS, ETC. To facilitate execution, this Amendment No. 3 may be executed in any number of counterparts as may be convenient or necessary, and it shall not be necessary that the signatures of all parties hereto be contained on anyone counterpart hereof. Additionally, the parties hereto hereby agree that, for purposes of facilitating the execution of this Amendment No. 3, (a) the signature pages taken from separate individually executed counterparts of this Amendment No. 3 may be combined to form multiple fully executed counterparts and
(b) a facsimile transmission shall be deemed to be an original signature. All executed counterparts of this Amendment No. 3, shall be deemed to be originals, but all such counterparts taken together or collectively, as the case may be, shall constitute one and the same agreement.

         THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED BY THE AMENDMENTS, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 effective as of the date first above written.

BORROWERS:                                  GAINSCO, INC.



                                            By:
                                                -------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------


                                            GAINSCO SERVICE CORP.


                                            By:
                                                -------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------


SUBSIDIARY PLEDGORS:                        AGENTS PROCESSING SYSTEMS, INC


                                            By:
                                                -------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------


                                            RISK RETENTION ADMINISTRATORS, INC.



                                            By:
                                                -------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------


                                            GENERAL AGENTS PREMIUM FINANCE
                                            COMPANY



                                            By:
                                                -------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

                                            MGA PREMIUM FINANCE COMPANY



                                            By:
                                                -------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------


                                            NATIONAL SPECIALTY LINES, INC.



                                            By:
                                                -------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------


                                            DLT INSURANCE ADJUSTERS, INC.
                                            (formerly known as De La Torre
                                            Insurance Adjusters, Inc.)



                                            By:
                                                -------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------


                                            LALANDE FINANCIAL GROUP, INC.



                                            By:
                                                -------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------


LENDER:                                     BANK ONE, NA


                                            By:
                                                -------------------------------
                                                  C. Dianne Wooley
                                                  First Vice President